                       Morgan Stanley Pacific Growth Fund
                          Item 77(O) 10F-3 Transactions
                         May 1, 2005 - October 31, 2005

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
 China  10/21    -     $2.37  $8,020,  3,255,    0.01%  0.55%   China   Credit
Constr   /05                  000,000    000                    Intern  Suisse
uction                                                          ationa   First
 Bank                                                             l     Boston
Corpor                                                          Capita
 ation                                                            l
 Rule                                                           Corpor
 144A                                                           ation,
                                                                Morgan
                                                                Stanle
                                                                y, CCB
                                                                Intern
                                                                ationa
                                                                  l
                                                                Capita
                                                                  l
                                                                Limite
                                                                  d,
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston